UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES AND EXCHANGE ACT OF 1934

September 3, 2004

Date of Report (Date of earliest event reported)

PAN PACIFIC RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1631-B South Melrose Dr., Vista, CA		92083
(Address of principal executive offices)		(Zip Code)

(760) 727-1002

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a) On September 3, 2004, Pan Pacific Retail Properties, Inc., or the Company, executed a Second Amended and Restated Revolving Credit Agreement among the Company, as Borrower, certain subsidiaries of the Company, as Guarantors, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association, and US Bank, National Association, as Co-Syndication Agents, Wachovia Bank, National Association, as Documentation Agent, and AmSouth Bank, PNC Bank, National Association, and Eurohypo AG, New York Branch, as Co-Agents.

(b) The Second Amended and Restated Revolving Credit Agreement was amended and restated as of September 3, 2004 to, among other things, revise the terms of the Credit Agreement such that availability is not subject to maintenance of an identified pool of borrowing base assets and to improve certain of the pricing terms. The Second Amended and Restated Revolving Credit Agreement provides for a $300 million unsecured revolving credit facility maturing March 31, 2007. Amounts under the credit facility bear interest at the LIBOR rate or the base rate, each as defined, plus a margin of 0.65% for LIBOR loans based on the Company’s current debt ratings. A quarterly commitment fee of 0.20% per annum is payable on the then revolving committed amount, as defined, based on the Company’s current debt ratings.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit Number	Exhibit Description
10.1	Second Amended and Restated Revolving Credit Agreement entered into as of September 3, 2004 among Pan Pacific Retail Properties, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association, and US Bank, National Association, as Co-Syndication Agents, Wachovia Bank, National Association, as Documentation Agent, and AmSouth Bank, PNC Bank, National Association, and Eurohypo AG, New York Branch, as Co-Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pan Pacific Retail Properties, Inc.

Date: September 3, 2004	By:	/s/ JOSEPH B. TYSON
	Name:	Joseph B. Tyson
	Title:	Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Second Amended and Restated Revolving Credit Agreement entered into as of September 3, 2004 among Pan Pacific Retail Properties, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association, and US Bank, National Association, as Co-Syndication Agents, Wachovia Bank, National Association, as Documentation Agent, and AmSouth Bank, PNC Bank, National Association, and Eurohypo AG, New York Branch, as Co-Agents.